Exhibit 10(iv)

                                                  DECEMBER 20, 2002

U.S. WEST HOMES, INC.
ATTN: MERVYN PHELAN, CEO
410 BROADWAY, 2ND FLOOR
LAGUNA BEACH, CA 92651

         RE:  ATTORNEY CLIENT FEE AGREEMENT

DEAR MR. PHELAN:

         WE ARE PLEASED TO HAVE THE OPPORTUNITY TO BE OF SERVICE TO U.S. WEST HOMES, INC. WE LOOK FORWARD TO WORKING WITH YOU, AND WILL DO OUR BEST TO PROVIDE THE HIGHEST QUALITY LEGAL SERVICES. FUNDAMENTAL TO A SOUND RELATIONSHIP IS A CLEAR UNDERSTANDING OF THE TERMS AND CONDITIONS UPON WHICH WE WILL BE PROVIDING YOU WITH LEGAL SERVICES. ACCORDINGLY, THE PURPOSE OF THIS LETTER IS TO CLARIFY AND CONFIRM THE TERMS AND CONDITIONS UPON WHICH SENIOR CARE INDUSTRIES, INC. ("CLIENT" ALSO REFERRED TO HEREIN AS "YOU") HAVE RETAINED THE SERVICES OF THIS LAW FIRM, AND TO SET FORTH THE FEE AGREEMENT UNDER WHICH THOSE SERVICES WILL BE RENDERED.

         1. REPRESENTATION. THIS AGREEMENT WILL NOT TAKE EFFECT AND THE FIRM WILL HAVE NO OBLIGATION TO PERFORM SERVICES UNTIL CLIENT HAS RETURNED A SIGNED COPY OF THIS LETTER TO THE FIRM, AND WE HAVE INDICATED OUR ACKNOWLEDGMENT AND ACCEPTANCE OF THE ENGAGEMENT BY COUNTERSIGNING THIS LETTER AND RETURNING A COPY TO YOU. YOU ARE RETAINING THE FIRM AND NOT A PARTICULAR ATTORNEY. OUR SERVICES WILL BE PROVIDED BY THE VARIOUS MEMBERS AND STAFF OF THE FIRM, IN THE MANNER WE BELIEVE IS MOST EFFECTIVE AND EFFICIENT FOR THE CLIENT.

         2. MATTER. CLIENT HAS REQUESTED THE FIRM REPRESENT CLIENT IN CONNECTION WITH CERTAIN SECURITIES AND BUSINESS TRANSACTIONS AND MATTERS RELATED THERETO, AND POTENTIALLY OTHER MATTERS UPON REQUEST OF THE CLIENT. THE FIRM SHALL PROVIDE THOSE LEGAL SERVICES WHICH ARE REQUIRED TO REPRESENT YOU, AND SHALL TAKE STEPS TO KEEP YOU INFORMED AND RESPOND TO YOUR INQUIRIES.

Senior Care Industries, Inc.
December 20, 2002
Page 37

         3. RETAINER DEPOSIT. YOU HAVE DEPOSITED FUNDS IN THE AMOUNT OF TEN THOUSAND DOLLARS ($10,000.00) IN THE FIRM'S CALIFORNIA LEGAL SERVICES TRUST ACCOUNT WITH UNION BANK OF CALIFORNIA. OUR TRUST ACCOUNT IS ADMINISTERED UNDER THE RULES ESTABLISHED BY THE CALIFORNIA SUPREME COURT. UNLESS YOUR FUNDS ARE ENTRUSTED TO US PURSUANT TO OTHER WRITTEN INSTRUCTIONS, ANY OF YOUR FUNDS IN OUR TRUST ACCOUNT MAY BE USED TO PAY COSTS, EXPENSES, LEGAL FEES, INCLUDING OUR FEES, AND OTHER SUMS WHICH BECOME DUE UNDER THIS AGREEMENT. THE FIRM IS HEREBY AUTHORIZED TO WITHDRAW THE FUNDS, OR ANY PORTION THEREOF, AT ANY TIME, TO PAY FOR SUCH MATTERS. ANY UNUSED DEPOSIT WILL BE RETURNED TO YOU UPON THE COMPLETION OF SERVICES TO BE PERFORMED BY THE FIRM.

         4. LEGAL FEES AND STATEMENTS. THE FEES FOR THE SERVICES TO BE PERFORMED ON YOUR BEHALF SHALL BE RENDERED ON AN HOURLY BASIS. ANY ADDITIONAL SERVICES AND ANY SERVICES RENDERED ON ANY OTHER MATTER IN THE FUTURE WILL BE PROVIDED AT THE FIRM'S HOURLY RATES, THEN IN EFFECT, UNLESS OTHERWISE AGREED IN WRITING. THE HOURLY RATE OF THE ATTORNEYS AND STAFF CURRENTLY VARIES FROM $65.00 TO $400.00. WHILE THIS AGREEMENT IS IN EFFECT, THE RATES FOR ANY PARTICULAR INDIVIDUAL MAY INCREASE WITHOUT FURTHER NOTICE TO YOU AND THAT INCREASE WILL BE APPLIED TO FEES INCURRED UNDER THIS AGREEMENT BUT ONLY WITH RESPECT TO SERVICES PROVIDED AFTER THE DATE OF SUCH AN INCREASE. AT THE END OF EACH BILLING PERIOD, YOU WILL BE PROVIDED WITH A STATEMENT IDENTIFYING THE SERVICES PERFORMED, THE DATE OF PERFORMANCE, THE PARTY IN THE FIRM WHO PROVIDES THE SERVICE, AND ANY COSTS INCURRED ON YOUR BEHALF SINCE THE PREVIOUS STATEMENT.

         IN ORDER TO SUPPORT SENIOR CARE INDUSTRIES, INC. IMPROVING ITS CASH POSITION, WE HAVE AGREED THAT UNTIL WE NOTIFY YOU OTHERWISE, WE WILL ACCEPT ON A MONTHLY BASIS FOR ONE THIRD (1/3) OF THE AMOUNT DUE FROM YOU TO THIS FIRM RESTRICTED COMMON STOCK OF SENIOR CARE INDUSTRIES, INC. VALUED AT A REASONABLE DISCOUNT TO THE LAST REPORTED SALE PRICE OF THE SAME COMMON STOCK ON THE LAST DAY OF THE MONTH OUR INVOICE IS DATED. THE AMOUNT OF THE DISCOUNT SHALL BE AGREED UPON BY YOU AND THIS FIRM PRIOR TO THE FIRST ISSUANCE. THE ENTIRE REMAINING BALANCE IS DUE UPON RECEIPT OF THE STATEMENT.

         WE CHARGE IN INCREMENTS OF ONE TWENTIETH (.05) OF AN HOUR, ROUNDED UP TO THE NEXT HIGHEST ONE TWENTIETH OF AN HOUR, FOR ALL TIME EXPENDED INCLUDING TRAVEL TIME. IT IS EXTREMELY DIFFICULT TO KEEP COMPLETELY ACCURATE TIME RECORDS FOR RELATIVELY BRIEF SERVICES, SUCH AS TELEPHONE CALLS AND REVIEW OF CORRESPONDENCE. HOWEVER, IT HAS BEEN OUR EXPERIENCE THAT ANY TELEPHONE CALL OR CORRESPONDENCE TAKES APPROXIMATELY FOUR-TWENTIETHS (4/20) OF AN HOUR (APPROXIMATELY 12 MINUTES) DUE TO THE THOUGHT PROCESS, FILE REVIEW, OR INTERRUPTIVE NATURE OF THESE SERVICES. ACCORDINGLY, THE MINIMUM TIME CHARGED TO ANY PARTICULAR ACTIVITY WILL GENERALLY NOT BE LESS THAN THIS AMOUNT. WE HAVE NOT MADE ANY GUARANTEES AS TO THE TOTAL COSTS AND FEES WHICH WILL BE INCURRED FOR THE SERVICES TO BE PROVIDED.

         THE COSTS OF PROFESSIONAL SERVICES ADD UP QUICKLY AND ARE OFTEN SUBSTANTIAL. OUR SERVICES ARE NOT INEXPENSIVE. WE UNDERSTAND THIS AND WILL DO OUR BEST TO BE CONSCIENTIOUS WITH OUR TIME. WE DO NOT WISH TO HAVE ANY

MISUNDERSTANDING BETWEEN US REGARDING FEES AND CHARGES. PLEASE REVIEW OUR STATEMENTS WHEN YOU RECEIVE THEM AND IF YOU HAVE ANY QUESTIONS, PLEASE DO NOT HESITATE TO CONTACT OUR OFFICE SO WE MAY DISCUSS THESE MATTERS (AT NO CHARGE TO
YOU) WHILE THEY ARE FRESH IN BOTH OUR MINDS. WE EXPECT YOU TO PAY YOUR BILLING STATEMENTS ON A CURRENT BASIS, BUT WE DO NOT EXPECT YOU TO PAY FOR SERVICES OR COSTS WHICH YOU DO NOT UNDERSTAND UNTIL THE ITEM IS EXPLAINED TO YOU. WE DO NOT EXPECT YOU TO PAY FOR ANY CHARGES WHICH ARE INCORRECT. THEREFORE, IT IS IMPERATIVE WE RESOLVE ANY MISUNDERSTANDINGS, OR ERRORS, RELATING TO YOUR BILLING STATEMENT IMMEDIATELY. IF YOU DO NOT CONTACT US PROMPTLY, WE WILL ASSUME THE STATEMENTS ARE ACCURATE AND WILL BE PAID PROMPTLY. ANY SUMS NOT PAID WITHIN THIRTY (30) DAYS WILL BE SUBJECT TO A LATE CHARGE OF ONE PERCENT (1%) PER MONTH.

         5. COSTS AND EXPENSES. IN ADDITION TO THE LEGAL FEES, YOU WILL BE RESPONSIBLE FOR REIMBURSING THIS FIRM FOR ALL COSTS AND EXPENSES INCURRED ON YOUR BEHALF, INCLUDING, BUT NOT LIMITED TO, FILING FEES, POSTAGE, PHOTOCOPYING, TELECOPYING, COURIER SERVICE, LONG DISTANCE TELEPHONE CHARGES, AND SIMILAR ITEMS. THE FIRM IS HEREBY AUTHORIZED TO INCUR ALL REASONABLE EXPENSES WHICH ARE DEEMED NECESSARY TO PROPERLY REPRESENT YOU IN THIS MATTER.

         6. ARBITRATION. IF A DISPUTE ARISES BETWEEN YOURSELF AND THE FIRM OVER THE FEES OR COSTS CHARGED, YOU MAY REQUEST THAT THE MATTER BE SUBMITTED TO ARBITRATION IN ACCORDANCE WITH THE CALIFORNIA STATE BAR FEE ARBITRATION PROGRAM SET FORTH IN THE CALIFORNIA BUSINESS AND PROFESSIONS CODE.

         7. DISCHARGE AND WITHDRAWAL. YOU MAY DISCHARGE THIS FIRM AT ANY TIME BY APPROPRIATE WRITTEN NOTICE. THIS FIRM MAY WITHDRAW AS YOUR ATTORNEY AT OUR ELECTION, AND UPON REASONABLE NOTICE TO YOU. WE HEREBY ADVISE YOU WE MAY WITHDRAW IN THE EVENT WE DISCOVER AN IRRECONCILABLE CONFLICT OF INTEREST, OR IN THE FUTURE WE DETERMINE ANY EXISTING CONFLICTS OF INTEREST ARE OR HAVE BECOME IRRECONCILABLE OR IN THE EVENT OF A LACK OF COOPERATION ON YOUR PART, OR YOU FAIL TO DISCLOSE MATERIAL FACTS TO US, OR YOU FAIL TO PAY OUR FEES, OR PAY OR REIMBURSE OUR COSTS OR EXPENSES. YOUR FILES, TOGETHER WITH ANY PROPERTY OF YOURS IN THE FIRM'S POSSESSION WILL BE RETURNED TO YOU UPON YOUR WRITTEN REQUEST. YOU HEREBY GRANT US THE RIGHT TO PREPARE AND MAINTAIN A COPY THEREOF. NOTWITHSTANDING OUR DISCHARGE OR WITHDRAWAL, YOU AGREE TO PAY ALL OF OUR FEES AND ANY COSTS INCURRED ON YOUR BEHALF THROUGH THE DATE OF OUR RECEIPT OF YOUR NOTICE OF DISCHARGE OR OUR WITHDRAWAL, WHICHEVER OCCURS FIRST.

         8. LIMITATION OF REPRESENTATION. EXCEPT FOR THE MATTERS SET FORTH ABOVE, THIS FIRM HAS NOT BEEN RETAINED TO REPRESENT YOU GENERALLY OR IN CONNECTION WITH ANY OTHER MATTER AT THE PRESENT TIME. IF YOU REQUEST REPRESENTATION IN OTHER MATTERS, THIS FIRM WILL NOT BE OBLIGATED TO UNDERTAKE SUCH REPRESENTATION WITHOUT THE FIRM'S WRITTEN CONSENT. ON THOSE MATTERS WHICH THE FIRM DOES CONSENT TO PROVIDE SERVICES, SUCH SERVICES SHALL BE PROVIDED IN ACCORDANCE WITH THE TERMS CONTAINED IN THIS AGREEMENT, UNLESS OTHERWISE AGREED IN WRITING. ALTHOUGH WE MAY OFFER OUR OPINION ABOUT THE POSSIBLE RESULTS OF ANY PARTICULAR MATTER, WE CANNOT GUARANTEE A PARTICULAR RESULT. YOU ACKNOWLEDGE WE HAVE MADE NO PROMISES ABOUT A PARTICULAR RESULT, AND ANY OPINION OFFERED DOES NOT CONSTITUTE A GUARANTY.

         9. INDIVIDUAL FEE RESPONSIBILITY. ALTHOUGH THE AMOUNTS DUE UNDER THIS AGREEMENT MAY BE THE RESPONSIBILITY OF ANOTHER CORPORATION, PARTNERSHIP, OR OTHER ORGANIZATION, ANY REIMBURSEMENTS OR CHARGES BETWEEN SUCH ENTITIES AND/OR OTHER INDIVIDUALS SHALL BE YOUR RESPONSIBILITY. THE UNDERSIGNED AGREES TO BE LIABLE FOR PAYMENT OF ALL FEES AND COSTS INCURRED UNDER THIS AGREEMENT.

         IF THIS FEE AGREEMENT MEETS WITH YOUR APPROVAL, PLEASE SIGN AND DATE THE ENCLOSED COPY OF THIS LETTER AND RETURN THE SAME TO THIS OFFICE. PLEASE RETAIN THE ORIGINAL OF THIS LETTER IN YOUR FILES. YOUR SIGNATURE SHALL ALSO ACKNOWLEDGE YOU HAVE RECEIVED A COPY OF THIS AGREEMENT.

         ON BEHALF OF THE FIRM, I WOULD LIKE TO EXPRESS OUR APPRECIATION FOR THE CONFIDENCE YOU HAVE SHOWN BY REQUESTING REPRESENTATION BY THIS FIRM. WE LOOK FORWARD TO ASSISTING YOU.

                                                     VERY TRULY YOURS,

                                                     /S/ DAVID A. FISHER
                                                     -------------------------
                                                     DAVID A. FISHER

ACCEPTED AND AGREED:

                                                     U.S. WEST HOMES, INC.

DATED:  DECEMBER 20, 2002                            /S/ MERVYN PHELAN
                                                     ---------------------------
                                                     MERVYN PHELAN, CHIEF
                                                     EXECUTIVE OFFICER